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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      *****

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  July 22, 2004 (July 22, 2004)


                              Crompton Corporation
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-30270                52-2183153
          --------                     -------                ----------
(State or other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification Number)


  199 Benson Road, Middlebury, Connecticut                       06749
  ----------------------------------------                       -----
  (Address of Principal Executive Offices)                    (Zip Code)


                                 (203) 573-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Item 7.  Financial Statements and Exhibits.

                  *        *        *

         (c)      Exhibits.

                  Exhibit Number         Exhibit Description
                  --------------         -------------------

                      99.1               Press Release Dated July 22, 2004


Item 12.   Results of Operations and Financial Condition

         On July 22, 2004, Crompton Corporation announced its financial results for the second quarter of 2004. The Company also announced a restructuring program to be implemented later in the third quarter. A copy of a press release announcing the foregoing is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

         The information contained in Exhibit 99.1 is being furnished under
Item 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                Crompton Corporation
                                                --------------------
                                                      (Registrant)

                                                By:     /s/ Barry J. Shainman
                                                        ---------------------
                                                Name:   Barry J. Shainman
                                                Title:  Secretary

Date: July 22, 2004


Exhibit Index
-------------

         Exhibit Number           Exhibit Description
         --------------           -------------------

                99.1              Press Release Dated July 22, 2004